Benchmark Electronics Q2-21 Earnings Results July 28, 2021

Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions or the negative or other variations thereof. In particular, statements, express or implied, concerning future operating results, our ability to generate sales, income or cash flow, the anticipated impact of the COVID-19 pandemic, the outlook and guidance for third quarter 2021 results, our anticipated plans and responses to the COVID-19 pandemic, our expected revenue mix, our business strategy and strategic initiatives, our repurchases of shares of our common stock and our intentions concerning the payment of dividends, among others, are forward-looking statements. Although we believe these statements are based upon reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond our ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2020 and in any of our subsequent reports filed with the Securities and Exchange Commission (SEC). In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to it and the consequences for the global economy, our business and the businesses of our suppliers and customers, as well as our ability (or inability) to execute on our plans to respond to the COVID-19 pandemic. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to us as of the date of this document, and we assume no obligation to update. Non-GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management also uses non‐GAAP measures in order to better assess operating performance and help investors compare results with our previous guidance. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q2-21 Overview Achieved revenue of $545 million (11% year-over-year growth) - Strength from SemiCap, Industrials, and Telco sectors Realized Non-GAAP gross margin of 8.8% and Non-GAAP operating margin of 2.5% Overcame facility disruptions in Malaysia due to government restrictions related to COVID Non-GAAP earnings per share of $0.27 Cash conversion cycle of 64 days

Q2-21 New Business Wins Medical Cardiac monitoring (process design & manufacturing) Blood transfusion (process design & manufacturing) Invitro Diagnostics (design) Semi-Cap Process controller for coating equipment (manufacturing) Work cell handler (design) Power rack electronics (manufacturing) Aerospace & Defense Electronic warfare assemblies (process design & mfg) Satellite electronics (process design & manufacturing) Land communication electronics (design) Industrials Solar energy storage solutions (manufacturing) Ruggedized power electronics (manufacturing) Test & measurement devices (manufacturing) Computing & Telco High performance computing (manufacturing) Control panel electronics (design)

Roop Lakkaraju Chief Financial Officer

Second Quarter Revenue by Market Sector Q2-21 June 30, 2021 Revenue by Mix and Market Sector Mar. 31, 2021 June 30, 2020 For the Three Months Ended Dollars in Millions Higher-Value Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue   Y/Y Medical   20% $109   21% $109 -   27% $135   (19%) Semi-Cap   26% $139   22% $113 23%   18% $87   60% Aerospace & Defense   18% $97   18% $89 8%   18% $88   9% Industrials   18% $100   19% $95 5%   18% $87   15% Higher-Value Subtotal   82% $445   80% $406 9%   81% $397   12%         Traditional Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue   Y/Y Computing   7% $40   9% $44 (9%)   9% $44   (10%) Telecommunications   11% $60   11% $56 8%   10% $50   21% Traditional Subtotal   18% $100   20% $100 -   19% $94   7% Total Revenue $545 $506 8% $491 11%

Second Quarter 2021 Financial Summary (In millions, except EPS) June 30, 2021 Mar. 31, 2021 Q/Q June 30, 2020 Y/Y Net Sales $545 $506 8% $491 11% GAAP Gross Margin 8.8% 8.3% 50 bps 7.1% 170 bps GAAP SG&A $34.0 $30.5 11% $28.5 19% GAAP Operating Margin 2.0% 2.4% (40 bps) (0.4%) 240 bps GAAP Diluted EPS $0.20 $0.22 (9%) ($0.09) 322% GAAP ROIC 4.6% 3.2% 140 bps 0.7% 390 bps Net Sales $545 $506 8% $491 11% Non-GAAP Gross Margin 8.8% 8.3% 50 bps 7.0% 180 bps Non-GAAP SG&A $34.0 $30.5 11% $28.5 19% Non-GAAP Operating Margin 2.5% 2.3% 20 bps 1.2% 130 bps Non-GAAP Diluted EPS $0.27 $0.21 29% $0.07 286% Non-GAAP ROIC 7.5% 6.4% 110 bps 5.9% 160 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Cash Conversion Cycle Update Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Accounts Receivable Days 56 55 52 53 49 48 Contract Asset Days 28 28 28 25 26 26 Inventory Days 65 72 66 63 69 75 Accounts Payable Days (61) (61) (54) (54) (64) (69) Advance Payments from Customers Days (7) (10) (11) (16) (15) (16) Cash Conversion Cycle 81 84 81 71 65 64

Liquidity and Capital Resources For the Three Months Ended Cash (In millions) June 30, 2021 Mar. 31, 2021 June 30, 2020 Cash Flows from (used in) Operations $4 $37 $23 FCF (1) $(9) $30 $13 Cash $370 $400 $356 International $235 $247 $162 US $135 $153 $194 (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Senior Secured Term Loan $133 Revolving Credit Facility Drawn Amount $0 * Leverage ratio is Net debt/LTM adjusted EBITDA, as defined in the credit facility, which are non-GAAP measures Strong balance sheet and appropriate debt structure Credit facility matures July 2023 Current leverage ratio* in compliance with debt covenants Focused and prudent cash management

Capital Allocation Update Dividends Quarterly dividend of $0.16 per share totaling $5.8 million paid in April 2021 Recurring quarterly dividend of $0.165 per share paid to shareholders on July 14, 2021 Recurring quarterly dividends to continue until further notice Share Repurchases Share repurchases of $17 million completed in Q2 2021 Share repurchase program remaining authorization of $174 million at June 30, 2021 Expect to continue share repurchases opportunistically in the quarter

Third Quarter 2021 Guidance * This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Guidance also assumes no material changes to end market conditions and our operations due to COVID-19. Q3-21 Guidance Net Sales (in millions) $555 – $595 Diluted EPS - GAAP $0.27 - $0.35 Diluted EPS – non-GAAP* $0.33 – $0.41 Q3-21 Model Inputs Operating Margin - non-GAAP* 3.1% – 3.4% Other Expenses, Net (in millions) $2.1 Effective Tax Rate 19 – 21% Weighted Average Shares (in millions) ~35.7

2021 Revenue Trends and Key Initiatives Jeff Benck - CEO

Trends by Market Sector Sector Q3-21 Revenue Guidance CY2021 Revenue Outlook Comments Medical Overall 2H-21 revenue greater than 1H-21 revenue Some new program ramps moving from 2021 into early next year Semi-Cap Q3 revenue is limited due to constraints at mechanical sub-tiers Expect continued strong demand and >30% full year revenue growth Aerospace & Defense Defense programs remain strong Lack of commercial aircraft recovery in 2021 offsets defense growth Industrial Market demand improving in oil & gas, and building and transportation infrastructure Computing High Performance Computing ramps strong in 2H-21 Expecting stronger demand for the full year of 2021 Telco Overall telco demand is stable in 2H-21 from broadband infrastructure growth

2021 Key Strategic Initiatives Update 01 Grow Revenue Strong bookings continue in all sectors Achieved >50% attach rate of engineering projects to manufacturing services bookings in Q2 Continued strength in Semi-Cap through 2021 and 2022 Will exceed >5% annual growth in 2021 03 Grow Earnings Faster Than Revenue Drive growth that enables higher utilization and better leverage against fixed costs Anticipate gross margin improvements as revenues ramp – still targeting 9% for the full year Anticipating inventory growth as we navigate component constraints Expect to continue share buybacks and dividends 02 Invest in a Sustainable Infrastructure and Talent Expanding and accelerating ESG/Sustainability initiatives Focusing on data collection for Global Reporting Initiative (GRI) Advancing Diversity and Inclusion initiatives Incremental capital investments aligned to our strategy Effective SG&A expense management in support of the mid-term model <6% for the full year

Highlights and 2H-21 Outlook Revising revenue outlook to high single digit growth in 2021 Strong SemiCap demand continues (expect >30% annual revenue growth) Second half High Performance Computing program ramps Improving demand and revenue in Industrials In all sectors, demand outpacing component supply Sequential margin improvement throughout the second half of 2021 Targeting 9% gross margins for the full year Expect operating cash flow between $80-$100 million in 2021 Repurchased $30M of stock year-to-date

Appendix

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Amounts in Thousands) – (UNAUDITED) APPENDIX 2 - Reconciliation of Free Cash Flow Three Months Ended June 30, 2021 Mar. 31, 2021 June 30, 2020 Net Cash Provided by Operations $3,660 $36,613 $23,027 Additions to property, plant and equipment and software (12,197) (6,422) (10,394) Free Cash Flow (Free Cash Flow Used) ($8,537) $30,191 $12,633